UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 18, 2005

                           HI-TECH PHARMACAL CO., INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             No. 0-20424                                11-2638720
--------------------------------------------------------------------------------
       (Commission File Number)                (IRS Employer Identification No.)

   369 Bayview Avenue, Amityville, New York               11701
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)            (Zip Code)

                                 (631) 789-8228
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On August 18, 2005, Hi-Tech Pharmacal Co., Inc. (the "Company") entered into an employment agreement with William J. Peters pursuant to which Mr. Peters is to serve as Vice President and Chief Financial Officer, effective August 1, 2005 through July 31, 2007. Mr. Peters is to receive an annual base salary of $210,000 for the period August 1, 2005 through July 31, 2006 and $220,500 for the period August 1, 2006 through July 31, 2007. Mr. Peters may also receive bonuses for meeting certain targets set by the Company's compensation committee. Mr. Peters received options to purchase 25,000 shares of the Company's common stock upon the execution of the employment agreement by Mr. Peters and the Company. The employment agreement provides that in the event of a termination of Mr. Peters' employment by the Company without cause or by Mr. Peters for Good Reason (as that term is defined in the employment agreement), Mr. Peters will receive severance equal to the sum of (i) his salary for the greater of 6 months or the balance of the term of the employment agreement and (ii) the pro rata portion of his bonus for the prior year. In the event of a change in control of the Company, the Company will pay or cause its successor to pay to Mr. Peters an amount equal to 1.5 times the sum of his annual salary plus his annual bonus for the year immediately preceding the change in control. The employment agreement contains standard confidentiality provisions and indemnification provisions.
Section 16. Section 17.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Section 21.

Date:   August 23, 2005             HI-TECH PHARMACAL CO., INC.


                                    /s/ David S. Seltzer
                                    --------------------------------------------
                                    Name:  David S. Seltzer
                                    Title: President and Chief Executive Officer